A Premier Rocky Mountain E&P
Company
1099 18 Street, Suite 2300    Denver, Colorado 80202    303.312.8155, fax 303.291.0420     www.billbarrettcorp.com  NYSE: BBG
Investor Relations contact:   Jennifer Martin    jmartin@billbarrettcorp.com
November 25, 2008
Investor Presentation
Investor Presentation
La Plata Mountains, Paradox Basin, Colorado
Photo by: Chip Wallace
La Plata Mountains, Paradox Basin, Colorado
Photo by: Chip Wallace
Exhibit 99.1
th

Forward – Looking and Other Cautionary Statements
FORWARD LOOKING STATEMENTS - Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements.  These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions.
These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration drilling and test results, transportation, processing, availability and costs of financing to fund the Company’s operations, the ability to receive drilling and other permits and regulatory approvals, availability of third party gathering, market conditions, oil and gas price volatility, risks related to hedging activities including counterparty viability, the availability and cost of services and materials, the ability to obtain industry partners to jointly explore certain prospects and the willingness and ability of those partners to meet capital obligations when requested, surface access and costs, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, risks associated with operating in one major geographic area, the success of the Company’s risk management activities, governmental regulations and other factors discussed in the Company’s reports filed with the
Securities and Exchange Commission  (“SEC”).  We refer you to the “Cautionary Note Regarding Forward-Looking Statements”  and “Risk Factors” sections of these filings.  In addition, historical information may not be indicative of future results.
Certain information in this presentation references “current” or “currently”, which means on or about September 30, 2008 or as indicated. Bill Barrett Corporation assumes no obligation to revise or update the contents of this presentation.
RESERVE & RESOURCE DISCLOSURE - The SEC permits oil and gas companies, in their filings with the SEC, to disclose only  proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions.
Bill Barrett Corporation may use certain terms in this presentation and other communications relating to reserves and production that the SEC’s guidelines strictly prohibit the Company from including in filings with the SEC.  It is recommended that U.S. investors closely consider the Company’s disclosures in Bill Barrett
Corporation’s Form 10-K for the year ended December 31, 2007 filed with the SEC.  This document is available through the SEC by calling 1-800-SEC-0330 (U.S.
DISCRETIONARY CASH FLOW - is computed as net income plus depreciation, depletion, amortization and impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, losses (gains) on sale of properties, and certain other non-cash charges. The non-GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Because discretionary cash flow excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies.
FINDING & DEVELOPMENT COST – is a non-GAAP metric commonly used in the exploration and production industry. Calculations presented by the Company are based on costs incurred, as adjusted by the Company, divided by reserve additions. Reconciliation of adjustments to costs incurred is provided in the
Company’s earnings release and Form 8-K issued February 26, 2008.
and on the SEC and Bill Barrett Corporation websites
at  www.sec.gov
and
www.billbarrettcorp.com,
respectively.

3 Premier Rockies E&P Company

Reasons to Invest in BBG
Reasons to Invest in BBG
•
Track Record of Growth:
Double-digit proved reserve and production growth
•
Visible Development Growth:
Multi-year, low risk development inventory managed with operational excellence
•
World Class Exploration Portfolio:
Track record of discoveries with 4-5 delineation programs
Testing multiple, new high potential prospects
•
Technology:
Leader in utilization of technology
•
Financial Strength:
Strong balance sheet
Hedge positions to ensure cash flow
Ample liquidity

Rocky Mountain Focus – Core Competency
Rocky Mountain Focus – Core Competency
Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind
River
Basin
Uinta
Basin
•
Prolific resource base
22% of U.S. proved natural gas
reserves*
Largest producing region for
unconventional gas resources:
tight sands and CBM
•
Leverages management expertise
Track record of success
•
Potential for multiple shale gas
resource plays
•
Improving infrastructure for
growing exports
* Dept. of Energy, EIA, “Dry Natural Gas Proved Reserves as of 12/31/06”
Recognized and prospective
resource basins

Management’s Track Record of Growth
Management’s Track Record of Growth
Dec
2002
Dec
2003
Dec
2004
292
119
204
Net Proved Reserves
341
Dec
2005
Dec
2006
428
Reserve replacement ratio 386% 226% 280%
558
Dec
2007
(Bcfe)
382%
(adjusted for property sales)
Net Production
18.3
31.7
52.1
39.4
61.2
2005 2004 2003 2006 2007 2008E
(Bcfe)
78.5
77
77
Discretionary Cash Flow*
$5
$102
$195
$38
$239
*
Non-GAAP measure (see slide 2)
($mm)
$249
2002 2004 2005 2003 2006 2007
$327
YTD
3Q08
Net Income
($mm)
$24
- $5 - $4
$62
2004 2005 2003 2006 2007
$27
2006 includes $31 million (pre-tax) in gains on sale of properties
$101
YTD
3Q08

Strong Resource Base
to Generate Reserve Growth
Strong Resource Base
to Generate Reserve Growth
* as of June 30, 2008
558 Bcfe
Proved
558 Bcfe
Proved
2.8* Tcfe 3P Resources
2.8* Tcfe 3P Resources
1.6 Tcfe
Increased
Density
1.6 Tcfe
Increased
Density
0.6 Tcfe
Other
0.6 Tcfe
Other
2.8 Tcfe*
3P Resources
2.8 Tcfe*
3P Resources
8-10 Tcfe
Unrisked
Potential
8-10 Tcfe
Unrisked
Potential
10+ Tcfe Unrisked Potential
3P Resources do not include any estimates for Yellow Jacket

Capital Expenditures
Capital Expenditures
Exploration
10%
Exploration
10%
Development
80%
Development
80%
Delineation
10%
Delineation
10%
Piceance
40%
Piceance
40%
Uinta
33%
Uinta
33%
WRB 5%
Exploration
& Other 15%
PRB 7%
2005 2006 2007 2008E
$347
$347
$385
$385
$49
$444
$444
$590-
610
$590-
610
F&D*
($/Mcfe)
$3.67
$3.67
$2.80
$2.80
$1.83
$1.83
2005 2006 2007
CH4 acquisition (PRB), net of subsequent divestiture and non-cash deferred tax liability
Base Capex
Capex
(Millions)
2008 CAPEX
$590 – $610 million est.
Approximate allocations:
*Non-gaap measure (see slide 2)

2008 Highlights
2008 Highlights
•
Record production, up 30% year to date
•
Record cash flow, up 83% year to date
•
Record earnings, up 3X year to date
•
Significantly increased 3P resources with increased density
•
Shale gas discovery at Yellow Jacket
•
Blacktail Ridge project moves to development
•
Successful convertible debt offering
•
Increase credit facility – $419 million of availability
•
Well executed hedge program for 2008 and forward

Financial and Investor Relations Overview

Strong Financial Position
Strong Financial Position
•
$419 million dry powder on line of credit
Recently increased bank line from $467 to $593 million
Diversified and reliable banking syndicate
Well within satisfactory ranges on all credit metrics
•
2009 Capital program to align with cash flow
Generate estimated 15%+ production growth
Maintain flexibility in capital program to increase pace
with improved capital markets
•
Sizable hedge positions support strong 2009 cash flows
Hedge with diversified and reliable counterparties
60 Bcfe hedged at $7.17/MMBtu or $7.89/Mcfe

Maintain Financial Discipline
Maintain Financial Discipline
•
Maintain conservative (BB/Ba or better) leverage metrics
•
Maintain adequate liquidity for at least twelve months of funding requirements
•
Disciplined hedging strategy
•
Cost control and operating efficiencies to improve
margins and returns
Flexibility with capital program
Target top quartile of Rockies producers for
operating statistics
•
Manage counterparty risk through diversification
•
Merger and acquisition activities are opportunistic

Credit Facility
Credit Facility
•
$600 million credit facility
$600 million borrowing base
$592.8 commitments
Matures March 2011
JP Morgan Chase Bank, Administrative Agent
•
17 banks
Maximum commitment $49.5 million
•
Secured by oil and gas reserves
•
Reserve base, revolving credit facility
•
Typical covenants and terms
Debt/EBITDA < 4.5; September 30, 2008 – 0.8
Adjusted current ratio > 1.0; September 30, 2008 – 1.9

Improving Export Capacity and Proposed Pipeline Expansions
Improving Export Capacity and Proposed Pipeline Expansions
MONTANA
ARIZONA NEW MEXICO
KANSAS
SOUTH
DAKOTA
NEBRASKA
IDAHO
COLORADO
UTAH
WYOMING
Ruby
REX 1.5 Bcf/d
+0.1 Bcf/d May ‘09
+0.2 Bcf/d Nov. ‘09
Cheyenne
Cheyenne
Meeker/
Greasewood
DJ DJ
Uinta Uinta
Green
River
Green
River
Big
Horn
Big
Horn
Piceance Piceance
Williston Williston
WRB WRB
PRB PRB
Paradox Paradox
Wamsutter
Wamsutter
Current capacity
Proposed pipelines
or expansions to
existing pipelines
Existing pipelines
Future project 1200 - 2000 Wamsutter, WY to NBPL, then to Emerson TransCanada Pathfinder*
4   Quarter 2010 400 - 600 Powder River, WY to Northern Border Pipeline NBPL Bison*
2 Quarter 2011 1200 – 1500 Opal, WY to Malin, OR El Paso Ruby
4   Quarter 2010 145+   Add’l compression added to current system Kern River Kern River Expansion
Est. Completion Timing Capacity MMcf/d Point to Point Owner Name
4   Quarter 2012 1200 Wamsutter, WY to NGPL st. 109 to Chicago, IL KMIT Chicago Express
4   Quarter 2012 1300 (+ up to 1800) Wamsutter, WY to Chicago, IL Questar and Alliance Rockies Alliance Pipeline
August 2009
June 2011
40
1200
Expand capacity from NE WY to western ND
Additional pipeline from Opal, WY to Stanfield, OR
Williston Basin Interstate
GTN NWPL
Grasslands
Sunstone
* Potentially to be combined into one project
Opal
Opal
•
Current Rocky Mountain export
capacity 8.3 Bcf/d
•
Near Term Capacity Relief
REX +300 MMcf/d ‘09
Increased NGL capacity
110,000 Bpd (partially in-service)
New local storage 10+ Bcf – Spring ‘09
Significant industry activity
reduction ’09
•
Longer Term Relief
Kern River Expansion 4Q ‘10
Bison NBPL 4Q ‘10
Ruby Pipeline 2Q ‘11
Multiple projects being contemplated
nd
th
th
th
th

Daily Natural Gas Production Hedged with Associated Pricing
5
6
7
8
9
10
11
12
Jan-08 Apr-08 Jul-08 Oct-08 Jan-09 Apr-09 Jul-09 Oct-09 Jan-10 Apr-10 Jul-10 Oct-10 Jan-11 Apr-11 Jul-11 Oct-11
0
20
40
60
80
100
120
140
160
180
200
220
Swapped Volume
(MMBtu/d)
Collared Volume
(MMBtu/d)
Collar Floor
($/MMBtu)
Collar Ceiling
($/MMBtu)
Swap Price
($/MMBtu)
Hedges Protect Cash Flow
Hedges Protect Cash Flow
•
Hedge natural gas through basis, mostly to CIG regional sales point
•
Hedge 50% - 70% of production on a forward 12-month basis
•
60 Bcfe hedged for 2009
Roughly 67% of projected production, weighted toward summer months
Gas: floor/swap $7.17MMBtu (or $7.89 Mcf) and $81.79/bbl
•
44 Bcfe hedged for 2010
Will add to this position over time
Gas: floor/swap $6.92MMBtu ($7.66/Mcf) and $90.00/bbl
As of Nov 7, 2008

$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
$7.00
$7.50
$8.00
$8.50
$9.00
J F M A M J J A S O N D
Strong Expected Realized Natural Gas Prices
Strong Expected Realized Natural Gas Prices
Rocky Mountain natural gas prices:
•
Averaged $6.24 Mcf past four years; while BBG realized $6.70 Mcf
•
2009 est. realized price (based on hedges and current strip) approx. $7.20 Mcf
•
2010 est. realized price (based on hedges and current strip) approx. $7.00 Mcf, expect to add hedges
As of October 2008
Realized Natural Gas Price
Comparison by Year
2005-2008 AVERAGE
$ Mcf
2005 $6.97
2006 $6.40
2007 $5.90
2008E $7.57
2009
2009E $7.20
2010
2010E $7.00
Assumes 15% production growth

BBC Valuation: Dec 2004 IPO v. Now
BBC Valuation: Dec 2004 IPO v. Now
December 2004, IPO November 2008
Stock Price $25 $20
Production (MMcfe/d) 89 213
Proved Reserves (Bcfe) 255 558
3P Resources (Bcfe) 1,287    2,779
Gas Price YTD- Realized (Mcf) $4.93 $7.87
NYMEX Strip (MMBtu) $6.48 $7.20
Oil Price (bbl) $50 $70
Enterprise Value $1.06B $1.16B
EV per Mcfe proved reserves $4.16 $2.08
EV per Mcfe 3P resources $0.84 $0.41
“Then & Now”

18 Key Development Projects

Visible Development Growth
Visible Development Growth
Powder River
Basin
Piceance
Basin
Wind River
Basin
Gas Prone Area
Oil Prone Area
Development Project
CBM
Big George
Gibson Gulch
Lower Risk, Repeatable,
High Quality ROR Inventory
•
95%+ natural gas
•
97% operated – increases control
•
94% average working interest –
concentrates staff resources
•
Visibility for continued double-digit
production growth
Uinta Basin
558
Bcfe
Proved
558
Bcfe
Proved
2.8 Tcfe*
3P Resources
2.8 Tcfe*
3P Resources
2.0 Tcfe
Development
Projects
2.0 Tcfe
Development
Projects
*as of June 30, 2008
0.2
Tcfe
0.2
Tcfe
Blacktail Ridge
West Tavaputs
Cave Gulch
Bullfrog

Increased 3P Resources to 2.8 Tcfe
Increased 3P Resources to 2.8 Tcfe
West
Tavaputs
Piceance
238
238
40 – acre: 771 Bcfe
40
Bcfe
(Deep)
40
Bcfe
(Deep)
212
212 20 – acre:
224 Bcfe
10 – acre: 434 Bcfe
Powder
River
48
48 180
870
1,445
Wind
River
BTR/LC
Low Risk Resource Base
54
54
147
137 1
1
Reserve and resource disclosure:
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation, such as probable and possible resources, that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our Form 10-K, for the year-ended December 31, 2007, and Form
10-Q, for the quarter ended June 30, 2008, available from Bill Barrett Corporation at 1099 18th Street, Suite 2300, Denver, CO 80202. You can also obtain these forms from the SEC by calling 1-800-SEC-0330 or at www.sec.gov
3P
Bcfe
Proved
Bcfe
20 – acre: 396 Bcfe
Probable & Possible
Probable and possible resources predominantly
increased density.
Successfully drilled :
WTP: 4 wells on 20-acre density
Piceance: 84 wells on 10-acre density

UTAH
Uinta
Basin
Monument Butte
289 Bcfe
Natural Buttes
2 Tcfe
Altamont/Bluebell
3.1 Tcfe
Drunkards
Wash
278 Bcfe
West Tavaputs
Price, UT
Roosevelt, UT
SCALE
1 Township
= 36 sq mi
San Arroyo
381 Bcfe
West Tavaputs: Southern Margin of Uinta Basin
West Tavaputs: Southern Margin of Uinta Basin

Regional Stratigraphy
Regional Stratigraphy
USGS Total Petroleum and
Geologic Assessment of Oil
and Gas in the Uinta-Piceance
Province, Utah and Colorado
Shallow Play:
Kpr, Tknh, Tw
Deep Play:
Trn, Je, Kd
Transition Play:
Tgr/Tw transition
Shale Play:
Mancos
Ultra-Deep Play:
Weber & Miss.

Prickly
Pear
Structure
Dry Canyon
Compressor site
Peters
Point
Structure
•
Proved reserves: 238 Bcfe (shallow and deep) (12/07)
•
Net production: 71 MMcfe/d (shallow and deep) (10/08)
•
Acreage: 39,700 net; 26,100 net undeveloped (09/08)
•
97% working interest
•
2 Rigs operating currently; will reduce to 1 during
winter stips, 2 rig post stips (shallow)
•
EIS in process, record of decision Jan. ‘09
•
3P resources 1.4 Tcfe, low risk (shallow &
deep)
•
750 – 800 drilling locations
•
Deep: 8 producing wells
•
Upside: Expansion of deep & Mancos shale
UTAH
Scale:
640 ac
= 1 Mile
Questar interconnect
CURRENT STATUS PROGRAM POTENTIAL
Interplanetary
compressor site
Questar interconnect
BBC Acreage
Gas Well
Existing Pipeline
Proposed Pipeline
Uinta Basin – West Tavaputs
Shallow – Wasatch, Mesaverde;   Deep – Navajo, Entrada, Dakota
Uinta Basin – West Tavaputs
Shallow – Wasatch, Mesaverde;   Deep – Navajo, Entrada, Dakota
UT
Uinta
Basin

West Tavaputs 2008 Shallow Operations
West Tavaputs 2008 Shallow Operations
• Shallow Drilling Program (Mesaverde & Wasatch)
• ’02-’07: BBC drilled & completed 56 wells
• ’08: 60 well program (3 rigs): 21 prod, 2 drlg, 5 compl, 25 WOC, 7 WORT
• ’09: 1 rig year round, 1 rig in June
• ’10-thereafter: 3 rigs year round
• Current Spacing:
• Peter’s Point: 40 acre pilot had minimal interference
• Drainage calculations indicated 40 acre spacing, possible 20 acre pilot
• Prickly Pear: three 20 acre pilots
• 1 completed indicate approx. 20% communication
• 2 in progress with early indications of 20% communication
• 3 pilot in drilling phase
nd
rd

West Tavaputs Plateau – Shallow Play
Sand Discontinuity
West Tavaputs Plateau – Shallow Play
Sand Discontinuity
• West to East Cross Section over Prickly Pear
• 3 Formations:
• Price River: Discontinuous isolated fluvial point bars – small areal extent
• Dark Canyon: Braided Stream fluvial sands – continuous over field
• North Horn: Discontinuous isolated fluvial point bars – small areal extent
• Lowermost sand transitional with Dark Canyon

West Tavaputs Plateau – Peter’s Point
Deep Operations
West Tavaputs Plateau – Peter’s Point
Deep Operations
• Peter’s Point Deep Program: Navajo, Entrada, Dakota & Mancos
• 8 wells producing
•Working Mancos recompletion potential

th
West Tavaputs Shallow Program – Cost per Foot
(Taken from “Updated Estimates”)
West Tavaputs Shallow Program – Cost per Foot
(Taken from “Updated Estimates”)
$136.86
$119.48
$124.11
$146.09
$108.91
$104.20
$112.88
$170.46
$0.00
$20.00
$40.00
$60.00
$80.00
$100.00
$120.00
$140.00
$160.00
$180.00
•
Patterson 51
Committed through July 15 , 2010
•
Patterson 12
Well by Well – will release for winter stips
Dry Hole Costs

0%
20%
40%
60%
80%
100%
120%
$3.00 $4.00 $5.00 $6.00 $7.00 $8.00
CIG Price - $/Mmbtu
Uinta Basin - West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
Uinta Basin - West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
Typical Well Price Sensitivity
Peters Point 6-7D production site
1
As of Nov 7, 2008, Rockies 3-year strip price averaged $5. 70/MMBtu.
2
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental D&C costs (per Mcfe)
Bcfe
2.5
83%
2.1
$1.0
2.2
$3.2
$1.52
$mm
ILLUSTRATIVE DRILLING &
COMPLETION COSTS
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation²
Production taxes
Gross margin (cash flow)
ROR
CIG Gas Price Required 10% ROR
$ 6.00
1
0.77
$ 6.77
(0.98)
(0.34)
$ 5.45
35%
$ 3.85
ILLUSTRATIVE ECONOMICS
2

Blacktail Ridge / Lake Canyon
Wasatch Formation
Blacktail Ridge / Lake Canyon
Wasatch Formation
•
Multi-pay fractured oil project with significant gas
component
•
Assessing step-out drilling, shallower pays, deeper pays
•
Applying modern evaluation tools to late 1970s-aged field
•
TD 7,000’ to 11,000’
PROGRAM POTENTIAL
•
Net acres: control a minimum of 164,500
(09/08) depending on 3rd party elections
•
13 producing wells, more than 1,300
Bopd
•
2009 activity to include 15 wells
CURRENT STATUS
Monument Butte
Brundage Canyon
47 MMBOE CUM
UT
Uinta
Basin
EXTENSION
STRATEGY
Lake Canyon
SCALE
1 Township
= 36 sq mi
Blacktail  Ridge
Duchesne
Altamont/Bluebell
379 MMBOE CUM
High gas area
INFILL
STRATEGY
BBC acreage
BBC oil well
BBC 2009 drilling locations
Testing or WOCT
Drainage ellipses on existing wells
Known field areas
Blacktail Ridge acreage position not shown for competitive reasons
7-20- 46 DLB
Exploratory well
29,500 BO CTD,
8 months: 60 Bopd
Recent infill well
5-23-36 BTR
4 months: flowing 400 Bopd, 550 Mcfd
1-5- 45 BTR
Flowing/testing -350 Bopd
7-8- 45 BTR
Testing
14-29 Infill
2 months: 250 Bopd,
400 Mcfd
14-7- 46 BTR
2 months: flowing
400 Bopd, 550 Mcfd
Recent infill well
5-21-36 BTR
Completing
UTAH
5-25
WOC
16-23
WOC
5-16
Drilling
4-30
14-30 BTR
Pumping 85 Bopd,
150 Mcfd

Silt
3-Component
3-D Seismic
Piceance Basin – Gibson Gulch
Williams Fork Formation
Piceance Basin – Gibson Gulch
Williams Fork Formation
CURRENT STATUS PROGRAM POTENTIAL
•
3P resources 869 Bcfe
•
900-960 drilling locations (10-acre
density)
•
Developing on 10-acre density
•
Proved reserves:  212 Bcfe (12/07)
•
Net production:  86 MMcfe/d   (10/08)
•
Acreage: 16,400 net, 11,800 net undeveloped
(09/08)
•
93% working interest
•
4 Rigs operating; reduced to 2 by year-end
COLORADO
CO
Piceance
Basin
BBC acreage
BBC operated gas well
10 acre pilots
BBC non-operated gas well
Non-operated gas well

Historical Drilling Days, Well Reserves and D&C Costs
Historical Drilling Days, Well Reserves and D&C Costs
726
1300
1250
2005 2006 2007
(MMcfe)
10.8
11.2
12.4
13.9
2005 2006 2007 2008
Days Drilling
(per well)
1440
$1.36
$2.56
$1.58
2005 2006 2007
Incremental D&C Costs,  Gross
($ per Mcfe)
$1.51
Piceance Basin
$0.33
$0.46
$0.38
$0.40
2005 2006 2007 2008
EUR, Gross
Net LOE
($ per Mcfe)
Jan- June
YTD

0%
20%
40%
60%
80%
100%
120%
$4.00 $5.00 $6.00 $7.00 $8.00 $9.00
CIG Price - $/Mmbtu
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
Typical Well Price Sensitivity
Production wells on Specialty site
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental D&C costs (per Mcfe)
Bcfe
1.3
81%
1.0+
$ 0.7
1.4
$ 2.1
$ 1.99
$mm
ILLUSTRATIVE DRILLING
AND COMPLETION COSTS
$  6.00
1
1.08
$  7.08
(0.91)
(0.53)
$ 5.64
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Price Required 10% ROR
30%
$  4.25
ILLUSTRATIVE ECONOMICS
2
1
As of Nov 7, 2008, Rockies 3-year strip price averaged $5. 70/MMBtu.
2
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)

Mesaverde Outcrop West Side Piceance Basin near Grand Junction Rollins Rollins Discontinuous Williams Fork Sandstone Lenses Discontinuous Williams Fork Sandstone Lenses

Mamm Creek Williams Fork Stratigraphic Cross Section - 10 Acre Density

Highly Elliptical Drainage Due to Nearly Parallel Natural and Hydraulic Fractures Drilling Induced Natural

1,000 ft 24D 24C 24B 14D 13B 13A 14C View angle for view parallel to Sh max Microseismic Shows Stimulated Area Approximates 10-Acre Ellipse with 6:1 Length/Width Ratio

37 First Months Production-Recent 0.5 PPG Fraced Wells 20-Acre Density BBC Wells Competitor Wells

•
3P Resources 180 Bcfe
•
800-850 gross drilling locations
•
Further infrastructure improvements
in 2H ‘08
•
Proved reserves: 48 Bcfe (12/07)
•
Net production: 24 MMcfe/d (10/08)
•
Acreage: 131,400 net, 85,200 net
undeveloped (09/08)
•
Low-risk, high return
drilling, Big George coals
Powder River Basin – CBM
Big George Coal
Powder River Basin – CBM
Big George Coal
CURRENT STATUS
PROGRAM POTENTIAL
Deadhorse
Willow
Creek
Palmtree
BIG
GEORGE
PLAY
Gillette, WY Gillette, WY
Tuit
Tuit
Pumpkin
Creek
Hartzog
Draw
Pine Tree
Cat
Creek
Porcupine
Porcupine
SCALE
1 Township
= 36 sq mi
SCALE
1 Township
= 36 sq mi
BBC Acreage
Gas Producing Area
Dewatering
MT
WY
Powder River
Basin
WYOMING

0%
10%
20%
30%
40%
50%
60%
70%
$4.00 $6.00 $8.00 $10.00 $12.00
CIG Price - $/Mmbtu
Powder River Basin – CBM
Big George Coal - Wyoming
Powder River Basin – CBM
Big George Coal - Wyoming
Production equipment on Pine Tree site
Typical Well Price Sensitivity
EUR (gross) – operated
EUR (net), 82% NRI
Drilling
Completion
Total
Incremental D&C costs/Mcfe
Bcfe
0.34
0.28
$    85
200
$  285
$ 1.02
(ranges from 0.15 – 0.8)
$1000s
ILLUSTRATIVE DRILLING AND
COMPLETION COSTS
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Price Required 10% ROR
$ 6.00
1
(0.55)
$ 5.45
(2.25)
(0.75)
$ 2.45
24%
$ 4.50
ILLUSTRATIVE ECONOMICS
1
As of Nov 7, 2008, Rockies 3-year strip price averaged $5. 70/MMBtu.
2
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
2

40 Exploration Projects

World Class Exploration Portfolio
World Class Exploration Portfolio
Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
Uinta
Basin
Discovery / 2008 delineation
W. Tavaputs
deep
Lake Canyon/
Blacktail Ridge
Yellow Jacket
Waltman Arch
Cave Gulch deep
Cooper deep
Wallace Creek CBM
Planned exploration drilling
within 12 months
Pine Ridge
Red Point
MT Overthrust-
Circus
Hook
Green Jacket
•
1.1 million net undeveloped acres
•
Established track record of discoveries
(red stars) now in delineation phase
•
Multiple, large scale, resource plays
testing in 2008 (black circles)
•
Yellow Jacket Gothic shale play: First 2
horizontal wells were discoveries, drilling
3  horizontal
•
Circus Cody shale play: 1   of 4 wells
producing 1 MMcf/d, further completions
planned for 2009
•
Hook Manning Canyon shale play: drilled
1   test well, results encouraging
•
Green Jacket Hovenweep shale:
expect to spud Nov. 2008
•
Hook Juana Lopez Shale: drilling
•
Pine Ridge Salt Flank: drilled and
cased, completion in 2009
•
Red Point: basin-centered test Q4
EXPOSURE
CURRENT ACTIVITY
UPCOMING ACTIVITY
rd
st
st

NW of Cortez, Colorado NW of Cortez, Colorado Abajo Mtns LaSal Mtns 3H-27 USFS Yellow Jacket Project Yellow Jacket Project 400,000+ gross acres Flat and Fee 400,000+ gross acres Flat and Fee

Hovenweep
shale
1,300 sq mi
13-15 Gray
E. Doe Cyn
Johnson
13H Neely
Rabbit
Koskie
Koskie
3H
15H
Gothic shale
1,850 sq mi
3-D
Shoot
Salt
Productive
Zone
5,500’
5,600’
3-D
Shoot
Potential
Productive
Zone
14 Miles
Yellow Jacket Shale Gas Prospect
Gothic Shale
Yellow Jacket Shale Gas Prospect
Gothic Shale
•
Expansive project area
•
Shallow depths: 5,500’ – 7,500’ TD
•
Estimated Gothic shale thickness: 80’ – 150’
•
Additional shale gas potential in Hovenweep
Shale (Green Jacket)
PROGRAM POTENTIAL
•
55 - 100% working interest (operated)
•
207,900 net undeveloped acres (09/08)
•
Potential pay zones: Hovenweep and Gothic Shale
•
Koskie horizontal well; discovery, currently shut-in
•
Neely horizontal 3,655’ lateral with 8 stages, testing
•
2008 program: Spud 3    horizontal; 2 additional
verticals wells (including 1 Hovenweep test)
CURRENT STATUS
Core sample
To quantify presence of gas
Koskie #1
Vertical
250 - 600 Mcfd
Regional Play Concept Map
Koskie 3H
TD 9,125
IP 4.5+ MMcf/d
Neely 13H
TD 10,020’
testing
COLORADO
UT CO
Paradox
Basin
E Doe Cyn
Vertical
TD 5,949
Testing
Koskie
15H
Johnson
Vertical
50 - 100 Mcfd
9 Miles
Horizontal
Vertical
rd

Yellow Jacket Project Yellow Jacket Project 100’ VE: 10x 3H-27 Koskie 3H-27 Koskie 2,900’ Lateral; TD 9,125’ MD Drilled near the top to reduce breakout to underlying salt MWD GR TGAS

GOTHIC & HOVENWEEP SHALE GAS RESOURCE PLAYS
PETRA 8/15/2008 11:52:39 AM
Stimulation treatment 3H-27
• 49MBbls of Fluid
• 862M# Sand
• Pumped in 6 stages (16+ hours)
MWD GR
Gas Shows
Repeated
Intersection
Yellow Jacket Project
Yellow Jacket Project
3H-27 Koskie
3H-27 Koskie
Faults and
compartments
defined by mass
spectrometry
Source: Halliburton
Swell Packer
Stim Sleeve

Neely 13H-7 Gas Flare
Neely 13H-7 Gas Flare
Yellow Jacket Project
Yellow Jacket Project
Construction of Facilities
Construction of Facilities
Crews working near the Koskie
Crews working near the Koskie pipeline tap

Comparison of Vertical and Horizontal Shale Completions
Source: Oklahoma Geological Survey, Arkansas Geologic Survey
2000
4000
6000
8000
10000
12000
14000
16000
1000 2000 3000 4000 5000 6000 7000 8000 9000 10000
Initial Potential (Mcf/d)
BBC Koskie 3H-27
Gothic 5,500 Mcf/d
BBC Neely 13H-7
Gothic 3,000 Mcf/d
BBC Johnson
Gothic 130
Mcf/d
BBC Koskie
Gothic 600 Mcf/d
Formation Average IP (Mcfd) # Wells
(H:V IP ratio)
Fayetteville Vertical 740 48
Fayetteville Horizontal 1,925 (2.6x) 438
Woodford Vertical 330 75
Woodford Horizontal 2,155 (6.5s) 427
Gothic Vertical 365 2
Gothic Horizontal 4,350 (16x) 2
COLORADO
Yellow Jacket Shale Gas Prospect
Gothic Shale
Yellow Jacket Shale Gas Prospect
Gothic Shale

Uinta Basin – Hook Prospect
Uinta Basin – Hook Prospect
CURRENT STATUS PROGRAM POTENTIAL
•
Net undeveloped acres: 71,200 (09/08)
•
Two project types:
•
Deep shale gas – Deep Hook (WI 50%)
•
Shallow shale gas – Shallow Hook (WI 100%)
•
Multiple show wells present
•
TD range from 1,000’ to 11,000’
•
Sold 50% WI in “Deep Hook” to ConocoPhillips
•
Testing 1 Manning Canyon well
•
Shell currently testing offset well to BBC acreage
•
Shallow Hook – drilling
Price, UT
SCALE
1 Township
= 36 sq mi
Greater
Drunkards
Wash
CUM
741 Bcfe
Shale Gas
Gas fields
Manning Canyon
show well
BBC Development Program
West Tavaputs
CUM 33 Bcfe
UT
Uinta
Basin
Shell currently testing
offset to BBC lands
Deep Hook
15-32 State
TD 8,000’
Recovered 422’ of core
Evaluating gas shows;
Planned 1Q09
Horizontal
UTAH
Drilling
TD 3,000’
st
15-32 State
Manning
Canyon
Humbug
Limestone
589’ of
shale;
Over 816’
of interval
422’ of
core
Gas curve
Shallow Hook
41,000 net undeveloped acres
Fractured Juana Lopez shale prospect
TD 1,000’ – 4,000’

•
Net undeveloped acres: 31,000 (09/08) Well
defined acreage targets
•
Pine Ridge 21 sq. mi. 3-D acquired;
encouraged by 3-D interpretation
•
Pine Ridge exploratory test-drilled and cased,
completion in 2009
•
Sold 20% WI to industry partner
Pine Ridge #1
Testing
Paradox Basin – Salt Flank Prospect
Salt Flank
Paradox Basin – Salt Flank Prospect
Salt Flank
½ mile Fairway
•
Key show wells present
•
5 prospects assembled, building others
•
Multi-pay zones
•
8,000’ – 10,000’ TD
•
Similar to Andy’s Mesa (~100+ Bcf)
and Double Eagle (~60+ Bcf) fields
PROGRAM POTENTIAL CURRENT STATUS
UT CO
Paradox
Basin
UTAH

WALTMAN ARCH 3-D
Cave Gulch
Cooper Reservoir
Wallace Creek
Stone Cabin
WYOMING
Wind River
Basin
Eastern Wind River Basin
Eastern Wind River Basin
WYOMING
West West
15,000’
Mesaverde
6000’ uplift
Lance
Cody
Frontier
Muddy
Tensleep
Basement
Fort Union Fort Union
Meeteetse
Raderville
Madison
15+ miles
East
CURRENT STATUS
Madden
3+ Tcfe
Frenchie Draw
100+ Bcfe
Owl      Creek
•BBC Basin position (6/08)
340,476 Gross, 227,120 Net
•Targeting multiple Plays –
CBM, Shale Oil, and Deep
Overpressured sands

Cooper
Reservoir
Field
Wind River Basin – Cave Gulch / Bullfrog Fields
Frontier, Muddy, Lakota Formations
Wind River Basin – Cave Gulch / Bullfrog Fields
Frontier, Muddy, Lakota Formations
Potential Future Deep Loc.
Historical Deep Producers
Deep Gas Show Well
Deep Structural Axes
•
Proved reserves: 54 Bcfe (12/07)
(Wind River total)
•
Net production: 30 MMcfe/d (10/08)
•
WI: 50-100%
•
22,900 net undeveloped acres (09/08)
•
Bullfrog 14-18;  18 MMcfe/d (68% NRI),
successful Frontier recompletion (05/08)
•
Earlier BBC discoveries: Muddy
& Lakota IPs 4-20 MMcfe/d
•
2 wells in 2008, partially promoted
•
Up to 30 deep locations
•
IP: 5-25 MMcf/d per well
•
EUR: 6-8+ Bcfe gross per well
•
High impact, high volume deep
wells
CURRENT STATUS
PROGRAM POTENTIAL
Waltman
Field
SCALE
640 ac =
1 Sq Mile
Drilled 31-32
Completed in Muddy and
Lakota: 1 MMcfe/d;
recomplete to Frontier
late-November
Cave Gulch
Field
Bullfrog 33-19
Frontier recompletion
late November
Bullfrog 14-18
Frontier recompletion (2/08)
Current rate: 18 MMcf/d gross
Cave Gulch Field looking northwest
East Bullfrog
Fed 23-6
Drilling
WYOMING
WYOMING
Wind River Basin

Montana Overthrust –Circus & Toston-Six Mile Areas
Structural and Cody Shale Gas Play
Montana Overthrust –Circus & Toston-Six Mile Areas
Structural and Cody Shale Gas Play
•
50% working interest (operated)
•
170,800 net  undeveloped acres (09/08)
•
Upper Cretaceous Cody Shale ~3,000’ – 7,000’
•
Cody Thickness: 900’ - 2,000’
•
Drilled 4 wells in 2008 to test Cody shale;
cored 2 wells extensively, assessing core data;
currently testing 1 well (Pulis)
•
Wide-spread shale gas potential in Cody Shale
•
Continue to assess future deep structural potential
Scale in Miles
0 6
Toston-Six Mile
Circus
Wolverine
Discovery
Covenant Field
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Big Horn
Basin
Circus
170,800 Net
Undeveloped
Acres
Wyoming
Overthrust
EUR: 10+ Tcfe
Canadian Overthrust
EUR: 20+ Tcfe
74 sq. mi. 3-D
150+ sq. mi. 3-D
CURRENT STATUS PROGRAM POTENTIAL
Leviathan
TD 11,005’; dry gas
production from Cody
Shale, continue testing
Draco 10–15
TD 12,441’; dry gas
production from Cody
Shale 250+ Mcf/d
BBC Acreage
Upcoming BBC Cody shale location
Dry with Oil Show
Dry with Gas Show
Thrust Fault
Structural Axes
Robinson Ranch
8-3;
WOC
Swandal Ranch
14-26
WOC
Bodine-Williams
7–28;
WOC
Pulis 7–15
Testing
MONTANA
st

Cody Shale Section
Cody Shale Section
Cody Shale
Telegragh
Creek
Frontier
Draco 10-15
Flare
– on 1
st
test well
the Pulis 7-15
Flare
– on 1
st
test well
the Pulis 7-15
Depth Range:
~3,000’
–
7,000’
Gas curve
Thickness:
~900’
–
2,000’
Resist.
GR

Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Basin Centered Gas
Gas Prone Area
Oil Prone Area
Big Horn
Basin
Rocky Mountain Basin Centered Gas
SCALE
1 Township
= 36 sq mi
Area of
Basin-Centered
Gas Play
Potential
•
Large untested region
•
50% working interest (operated)
•
59,700 net undeveloped acres
(09/08)
•
1 well in 4Q’08
•
Potential pay zones:
Ft. Union 6,000’ – 11,000’
Lance 8,000’ – 14,500’,
Meeteetse 9,500’ – 16,000’,
Mesaverde 10,000’ – 17,500’
Muddy 16,000’ – 20,000’
Big Horn Basin –Red Point
Basin-Centered Gas
Big Horn Basin –Red Point
Basin-Centered Gas
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes
Sellers Draw #1
(1976), TD 23,081
Muddy EUR: 3.4 Bcfe
Recompleted Mesaverde;
waiting on facilities
Red Point 2007
3-D seismic
44 sq. miles
Currently interpreting
CURRENT STATUS
WYOMING

Key Catalysts Going Forward
Key Catalysts Going Forward
•
Sound financial strategy
2009 align capital program with cash flow
Maintain ample liquidity position
•
Development growth visibility: low risk, multi-year
Low risk reserve growth through increased density: Successful to date West Tavaputs, Piceance
West Tavaputs EIS: By end January 2009
•
Exploration exposure to multi-TCF upside
Paradox discovery: No resources included in 3P
Multiple new exploration programs in progress
One of largest net undeveloped Rockies positions
•
Increasing Rockies takeaway capacity
REX – East
Ruby
Additional capacity planned

Circus, Montana Overthrust, Montana

APPENDIX

Visible Development Growth
Visible Development Growth
~430
~ 240
~ 130
~ 60
2008
Wells
Planned
Powder
River
Piceance
Uinta
Basin
Rapid growth post-dewatering
phase in deep Big George and
with increased takeaway
capacity
800-850 48 CBM
Planning basis is 10-acre
density; technology leader with
“super fracs”
900-960 212 Gibson Gulch
2,450+ 485 Subtotal - Development
Planning basis is on 40-acre
and 20-acre density
750-800 225
West Tavaputs shallow –
(Peters Point and Prickly
Pear)
Comment
Drilling
Inventory
(gross wells)
Proved
Reserves
(Bcfe)
Area
•
Large resource base
•
Gas manufacturing plays
•
Multi-year drilling inventory
•
Low-risk reserve & production growth
•
Further upside and efficiencies
THREE KEY AREAS

Upside: Active Exploratory/Delineation Drilling
Upside: Active Exploratory/Delineation Drilling
2 Deep wells at 17k-19k’ targeting Frontier,
Muddy & Lakota.
Recompletion opportunity in Bullfrog area
2 horizontal discoveries. Drilling 3 horizontal
and 2 vertical wells in 2008; includes sister
shale play at Green Jacket
Delineation project; increased potential in
deep, Mancos, west structure
BTR infill drilling program moved to
development; LC extension continues
delineation. Includes 121,000 acres subject to
drill-to-earn agreements. Ute land
Comment
Net
undeveloped
acreage
Wells
planned ‘08
(gross wells)
Area Basin
22,900 2
Cave Gulch / Bullfrog /
Cooper (structural)
Wind River
207,900 5
Yellow Jacket
(shale gas play)
Paradox
26,100 0
West Tavaputs deep
(structural play)
Uinta
164,500 13
Blacktail Ridge / Lake
Canyon
(fractured oil play)
Uinta
DELINEATION PLAYS – PROVING PREVIOUS DISCOVERIES
rd

New Exploration: High Risk, High Return Potential
New Exploration: High Risk, High Return Potential
Completed 3-D shoot; to spud Ft.
Union well 4Q08
First well targeted Cutler and Honaker
Trail formations 3Q08; good gas
shows and porosity; complete in 2009
after winter stips
Sold 50% in Deep Hook shale gas play
targeting Manning Canyon shale; 1
well being evaluated
Shallow Hook targets Jauna Lopez, 1st
well spud 4Q08
Testing Cretaceous Cody Shale with 4
vertical wells
Comment
Net
undeveloped
acreage
Wells
planned ‘08
(gross wells)
Area Basin
59,700
1
Red Point and other Big
Horn projects (basin-
centered play)
Big Horn
30,800
1
Pine Ridge and other
projects (structural salt
flank plays)
Paradox
71,200
2
Hook
(shale gas play)
Uinta
170,800 4
Circus / Toston 6-mile
(structural and shale gas
play)
Montana Overthrust
NEW PROSPECTS

Natural Gas Hedges
As of  November 1, 2008
Natural Gas Hedges
As of  November 1, 2008
Natural Gas Oil
Period
Volume
(MMBtu/d)
Price (CIG or
PEPL/MMBtu)
Volume
(Bbls/d) Price (WTI/Bbl)
CAL 2008 35 $ 6.50/$10.00 525 $ 70.48/$ 81.62
Nov-Dec 2008 30 7.83/12.08
Jun-Dec 2008 100 90.00/160.00
CAL 2009 25 6.45/10.22 550 86.82/143.51
Jan-Mar 2009 20 8.75/12.53
Nov-Dec 2009 10 6.00/9.63
CAL 2010 300 90.00/163.00
Jan-Oct 2010 20 6.00/10.41
Apr-Oct 2010 10 7.00/11.00
Swap Positions:
Collar Positions:
In addition to the swap and collar arrangements described above, the Company has hedged
3,210,000 MMBtu (or 2.9 Bcf) of anticipated natural gas production for April through October of
2010 with Colorado Interstate Gas (CIG) basis swaps at ($3.20) per MMBtu. A basis swap hedges the price differential between the NYMEX price and the CIG price received.
Basis Swaps:
Natural Gas Oil
Period
Volume
(MMBtu/d)
Weighted
Average Swap
Price (CIG,TCO
or PEPL/MMBtu)
Volume
(Bbls/d)
Weighted
Average Swap
Price (WTI/Bbl)
4Q08 116 7.10 575 73.84
1Q09 159 7.96 375 74.41
2Q09 159 6.89 375 74.41
3Q09 159 6.89 375 74.41
4Q09 99 7.32 375 74.41
1Q10 89 7.69 -- --
2Q10 142 6.94 -- --
3Q10 142 6.94 -- --
4Q10 61 7.02 -- --

Typical Well Production Profiles
Typical Well Production Profiles
Powder River Basin, CBM, Wyoming
0.00
0.05
0.10
0.15
0.20
0.25
0 10 20 30 40 50 60
Months
Typical Well – Production Profile
Piceance Basin, Colorado
0.0
0.5
1.0
1.5
2.0
2.5
0 10 20 30 40 50 60
Months
Typical Well – Production Profile
• IP-Instantaneous: 2300 Mcf/d
• IP-30 day: 1800 Mcf/d
• EUR: 1.3 Bcfe
• Well Life: 44 years
• Spacing: 10-acre & 20-acre
• Well Depth avg:7,400’
0.0
0.5
1.0
1.5
2.0
2.5
3.0
0 10 20 30 40 50 60
Months
Typical Shallow Well – Production Profile
West Tavaputs, Uinta Basin, Utah
• IP-Instantaneous: 2840 Mcf/d
• IP-30 day: 2460 Mcf/d
• EUR: 2.5 Bcfe
• Well Life: 34 years
• Spacing: 40-acre
• Well Depth avg:7,650’
Black Tail Ridge, Uinta Basin, Utah
Typical Well - Production Profile
• IP-Instantaneous, Peak: 220 Bbl/d
• IP-30 day Peak: 202 Bbl/d
• EUR: 224 Mboe
• Well Life: 30 years
• Spacing: 320 acres
• Well Depth avg: 10,500’
0
50
100
150
200
250
0 10 20 30 40 50 60
Months
• IP-Instantaneous,
Peak: 220 Mcf/d
• IP-30 day Peak: 220 Mcf/d
• EUR: 0.3 Bcfe
• Well Life: 12 years
• Spacing: 80 acres
• Well Depth avg: 750’

Consistent-to-better than big name shale plays
Yellow Jacket Characteristics
Yellow Jacket Characteristics
Gothic Shale
Yellow Jacket
Barnett (Core/Tier 1) Fayetteville Marcellus
Economics Initial
IP Rate (MMcfd) 3 - 6 2.5 1.9 4.3
1st Year Decline rate (%)* 65% - 80% 70% 68% 75%
EUR (Bcfe/well)* 3 - 4 2.65 2.2 3.75
Well Spacing (40 acre)* 160 25 - 50 40 - 80 80 - 160
Well Costs ($ millions) $4 - $4.5 (Exploratory) $2.8 $3.0 $3.5
F&D Cost ($/Mcfe)* $0.75 - $1.66 $1.39 $1.64 $1.12
Proved Reserves (Bcfe) N/A 2,810 535 45
Risked Unbooked Resource (Bcfe) ? 5,200 6,600 17,200
Breakeven Price ($/MCF) ? $4.98 $5.12 $2.69
Characteristics
Depth (Feet) 5,400 - 9,000 5,400 - 9,600 1,200 - 7,500 1,500 - 8,000
Thickness (Feet) 80 - 160 200 - 500 50 - 200 50 - 300
Organic content 1% - 2% (Converted) 2% - 7% 2% - 5% 5.3% - 7.8%
Porosity 4% - 6% ~7% 4% - 12% 5.5% - 7.5%
Pressure (psi/foot) 0.52 - 0.59 0.42 - 0.52 ~0.42 (Normal) 0.42 - 0.70
Water saturation 20% - 50% 25% - 35% 15% - 50% 12% - 35%
Gas in place (Bcf/section)* 20 - 50 75 - 200 30 - 60 30 - 150
Recovery rate N/A 25% - 50% 35% - 40% ~30%
* Preliminary numbers based on less than 30 days production; wells not connected to sales

Thank you for your interest in